UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53232
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53232
 (Name and address of agent for service)

(414) 299-2295
Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Regal Total Return Fund
(Class A Shares: RTRTX)

Annual Report
March 31, 2016

Regal Total Return Fund
a series of Investment Managers Series Trust II

Table of Contents

Shareholder letter	1
Fund Performance	3
Schedule of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Supplemental Information	23
Expense Example	28

This report and the financial statements contained herein are provided for the general information of the shareholders of the Regal Total Return Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.regaltrx.com

Regal Investment Advisors, LLC had another strong year with growth in both our revenue and assets under management, the later growing our revenue by over 33% in 2015.  We have invested in technology and people to provide more efficient and effective service to our clients. As we grow and create greater economies of scale we are seeking to become a stronger force within the industry. Furthermore, we have expanded our staff and their training and education as we strive to deepen our bench with the brightest and best in the industry.

As we wrap up a difficult fiscal year there are some reason for optimism.  Against the backdrop of 2 major market corrections and a great deal of uncertainty, the Regal Total Return Fund held its own, especially during the more volatile times.  Overall though the performance was mildly disappointing for the 12-month period ending 3/31/16 versus the Morningstar Moderate Target Risk Index and the Morningstar Moderate Allocation Peer Group.

The underperformance can be attributed to both individual security selection as well as sector selection, especially in the equity and commodity/currency space.  Within our equity allocation, our underweight to the more overvalued areas of the market like Technology detracted from performance as these stocks were some of the few true winners for the year.  On a positive note our 0% weighting to the Energy sector was a contributor as that sector was once again punished over concerns about global oil supply increases as well as a slowing economic landscape.

In terms of individual stock selection, the portfolio saw strong results from the companies in our Healthcare Sector.  Baxalta Inc (BXLT) rose amidst takeover rumors, and strong pipeline drug announcements.  Surgical Care Affiliates Inc. (SCAI) popped on news that they continue to grow market share in the outpatient surgical care space.  The major detractors in our portfolio could be found in our Consumer Discretionary names as Dicks Sporting Goods (DKS), Polaris Industries (PII), Bed Bath & Beyond (BBBY), and Gap Inc. (GPS) all posted disappointing sales results as we moved into the holiday season.  Concerns about the need to discount merchandise and how that would affect margins led investors to flee these names.

Our discipline asks us to find high-quality companies selling at what we believe to be fair prices and we did not believe these prices to be fair.  Our conviction has been somewhat rewarded as we have turned the page in 2016 though, as these stocks have seen relative underperformance and thus our fund has been able to make up some ground.  In a similar vein, our allocation to commodities and non-dollar currencies was a significant detractor for much of the fiscal year.  This has also turned in our favor as the calendar flipped to 2016.  Our commodity exposure has been our single biggest contributor for the first three months of 2016, and has led to a narrowing our underperformance for the fiscal year and significant outperformance for 2016 year-to-date.

Regal Investment Advisor, LLC acts as the advisor to the Fund.

The views in this letter were as of March 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter.  These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Risks:

Past performance does not guarantee future results.  There can be no guarantee that any strategy (risk management or otherwise) will be successful.  All investment involves risk, including potential loss of principal.

The value of the portfolio can go down as well as up and you may not get back the amount originally invested.  Fixed income securities are subject to credit and interest-rate risk.  Credit risk refers to the ability of any issuer to make timely payments of interest and principal.  Interest-rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.  In a declining interest-rate environment, the portfolio may generate less income.  In a rising interest-rate environment, bond prices may fall.  Investments in foreign markets involve risks such as currency rate fluctuations, potential differences in accounting and taxation policies, as well as potential political, economic, and market risks.  These risks are heightened for investments in emerging markets which are also subject to greater illiquidity and volatility than developed foreign markets.

Regal Total Return Fund
FUND PERFORMANCE at March 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the Morningstar Moderate Target Risk Index, the S&P 500® Index, and the Barclays Aggregate Bond Index.  The Fund has changed its performance benchmark from the S &P 500® index and Barclays Aggregate Bond Index to the Morningstar Moderate Target Risk Index.  The Advisor believes that the Morningstar Moderate Target Risk Index is more appropriate than an all equity or all fixed income benchmark because the Fund is a moderate allocation fund, which includes an allocation to fixed income, currencies, commodities, etc.  The Fund has a mandate that allows for 60% Equity, 20% Fixed Income and 20% Currency and Commodity, which is in-line with allocation of the Morningstar benchmark.  Results include the reinvestment of all dividends and capital gains.

The Morningstar Moderate Target Risk is designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The S&P 500® Index is a market weighted index composed of 500 large capitalization companies. The Barclays Aggregate Bond Index which used to be called the “Lehman Aggregate Bond Index”, is a broad based index, maintained by Barclays Capital, which took over the index business of the now defunct Lehman Brothers, and is often used to represent investment grade bonds being traded in the United States.  These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of March 31, 2016	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	-2.96%	0.18%	05/27/14
After deducting maximum sales charge
Class A¹	-8.55%	-2.98%	05/27/14
Morningstar Moderate Target Risk Index	-1.04%	0.71%	05/27/14
S&P 500® Index	1.78%	6.34%	05/27/14
Barclays Aggregate Bond Index	1.96%	3.18%	05/27/14
¹	Maximum sales charge for Class A shares is 5.75%.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (844) 66REGAL (73425).

Regal Total Return Fund
FUND PERFORMANCE at March 31, 2016 (Unaudited) - Continued

Gross and Net Expense Ratios for Class A shares were 3.25% and 1.69% respectively, which were the amounts stated in the current prospectus dated August 1, 2015.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.55% of the average daily net assets of the Class A shares of the Fund.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is effective until August 1, 2016, and may be terminated before that date by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursement occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 60 days of purchase will be charged 2.00% redemption fee.

Regal Total Return Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2016

Number of Shares		Value
	COMMON STOCKS – 65.1%
	COMMUNICATIONS – 3.3%
8,331	America Movil S.A.B. de C.V. - ADR	$128,880
628	Baidu, Inc. - ADR*	119,873
2,122	China Mobile Ltd. - ADR	117,665
85	Priceline Group, Inc.*	109,562
4,465	Twenty-First Century Fox, Inc. - Class A	124,484
1,185	Walt Disney Co.	117,682
		718,146
	CONSUMER DISCRETIONARY – 8.2%
3,719	BorgWarner, Inc.	142,810
4,415	Gap, Inc.	129,801
5,774	Lowe's Cos., Inc.	437,380
2,911	McDonald's Corp.	365,854
972	Polaris Industries, Inc.	95,723
1,053	Ralph Lauren Corp.	101,362
6,380	Swatch Group A.G. - ADR	109,545
1,227	Tractor Supply Co.	110,994
4,805	VF Corp.	311,172
		1,804,641
	CONSUMER STAPLES – 10.8%
8,155	Archer-Daniels-Midland Co.	296,108
1,107	British American Tobacco PLC - ADR	129,419
7,857	Coca-Cola Co.	364,486
5,160	Colgate-Palmolive Co.	364,554
1,107	Diageo PLC - ADR	119,412
4,235	Procter & Gamble Co.	348,583
4,649	Tyson Foods, Inc. - Class A	309,902
2,766	Unilever PLC - ADR	124,968
4,746	Wal-Mart Stores, Inc.	325,054
		2,382,486
	ENERGY – 5.3%
1,825	Cameron International Corp.*	122,366
3,739	Chevron Corp.	356,701
978	Core Laboratories N.V.	109,937
4,216	Exxon Mobil Corp.	352,415
1,820	Helmerich & Payne, Inc.	106,870
1,490	Schlumberger Ltd.	109,888
		1,158,177
	FINANCIALS – 9.5%
589	AvalonBay Communities, Inc. - REIT	112,028
2,757	Bank of Nova Scotia	134,707
881	Berkshire Hathaway, Inc. - Class B*	124,996
1,348	Crown Castle International Corp. - REIT	116,602

Regal Total Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
388	Equinix, Inc. - REIT	$128,315
1,488	Equity Residential - REIT	111,645
9,288	HCP, Inc.	302,603
3,140	Lazard Ltd. - Class A	121,832
473	Public Storage - REIT	130,467
552	Simon Property Group, Inc. - REIT	114,645
4,385	T. Rowe Price Group, Inc.	322,122
2,851	Toronto-Dominion Bank	122,964
2,152	Ventas, Inc. - REIT	135,490
1,466	Visa, Inc. - Class A	112,120
		2,090,536
	HEALTH CARE – 10.6%
8,170	Abbott Laboratories	341,751
5,509	AbbVie, Inc.	314,674
730	Amgen, Inc.	109,449
3,414	Baxalta, Inc.	137,926
2,352	Becton, Dickinson and Co.	357,081
451	Biogen, Inc.*	117,404
1,254	Express Scripts Holding Co.*	86,137
1,171	Gilead Sciences, Inc.	107,568
2,963	GlaxoSmithKline PLC - ADR	120,150
1,658	ICON PLC*	124,516
934	Laboratory Corp. of America Holdings*	109,399
1,390	Novartis AG - ADR	100,692
2,320	Sanofi - ADR	93,171
613	Shire PLC - ADR	105,375
1,429	Varian Medical Systems, Inc.*	114,348
		2,339,641
	INDUSTRIALS – 8.9%
1,302	Deere & Co.	100,241
5,248	Dover Corp.	337,604
2,261	Eaton Corp. PLC	141,448
6,623	Emerson Electric Co.	360,159
3,744	Illinois Tool Works, Inc.	383,535
4,440	Ritchie Bros Auctioneers, Inc.	120,235
1,492	W.W. Grainger, Inc.	348,278
2,799	WESCO International, Inc.*	153,021
		1,944,521
	MATERIALS – 7.0%
2,124	3M Co.	353,922
4,227	Agnico Eagle Mines Ltd.	152,848
12,457	AngloGold Ashanti Ltd. - ADR*	170,536

Regal Total Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	MATERIALS (Continued)
10,832	Barrick Gold Corp.	$147,099
1,873	Franco-Nevada Corp.	114,965
7,621	Goldcorp, Inc.	123,689
1,210	Monsanto Co.	106,165
4,175	Newmont Mining Corp.	110,972
1,499	Randgold Resources Ltd. - ADR	136,124
7,049	Silver Wheaton Corp.	116,873
		1,533,193
	TECHNOLOGY – 1.5%
2,070	Anixter International, Inc.*	107,868
3,006	Seagate Technology PLC	103,557
2,492	Western Digital Corp.	117,722
		329,147
	TOTAL COMMON STOCKS (Cost $13,888,882)	14,300,488
	EXCHANGE-TRADED FUNDS – 24.5%
2,915	CurrencyShares Australian Dollar Trust	223,726
2,898	CurrencyShares Canadian Dollar Trust	221,204
2,738	CurrencyShares Japanese Yen Trust*	235,523
12,473	iShares 1-3 Year Credit Bond ETF	1,314,904
9,273	iShares 1-3 Year Treasury Bond ETF	788,483
3,618	iShares 10+ Year Credit Bond ETF	214,475
1,910	iShares 20+ Year Treasury Bond ETF	249,465
19,304	iShares Floating Rate Bond ETF	973,308
2,949	iShares iBoxx $ High Yield Corporate Bond ETF	240,904
4,120	iShares Intermediate Credit Bond ETF	451,964
4,316	iShares MBS ETF	472,516
	TOTAL EXCHANGE-TRADED FUNDS (Cost $5,384,113)	5,386,472
	SHORT-TERM INVESTMENTS – 10.4%
2,279,016	Fidelity Institutional Money Market Fund, 0.35%[1]	2,279,016
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,279,016)	2,279,016
	TOTAL INVESTMENTS – 100.0% (Cost $21,552,011)	21,965,976
	Liabilities in Excess of other assets – (0.0)%	(4,178)
	TOTAL NET ASSETS –100.0%	$21,961,798

Regal Total Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2016

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Regal Total Return Fund
SUMMARY OF INVESTMENTS
As of March 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Staples	10.8%
Health Care	10.6%
Financials	9.5%
Industrials	8.9%
Consumer Discretionary	8.2%
Materials	7.0%
Energy	5.3%
Communications	3.3%
Technology	1.5%
Total Common Stocks	65.1%
Exchange-Traded Funds	24.5%
Short-Term Investments	10.4%
Total Investments	100.0%
Liabilities in Excess of other assets	(0.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Regal Total Return Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2016

Assets:
Investments, at value (cost $21,552,011)	$21,965,976
Cash	334
Receivables:
Dividends and interest	25,895
Prepaid expenses	26,107
Total assets	22,018,312

Liabilities:
Payables:
Advisory fees	1,278
Distribution fees (Note 8)	4,682
Shareholder servicing fees (Note 7)	3,296
Auditing fees	15,091
Fund accounting fees	6,388
Fund administration fees	5,850
Custody fees	5,384
Transfer agent fees and expenses	5,097
Legal fees	2,424
Trustees' fees and expenses	1,077
Chief Compliance Officer fees	882
Accrued other expenses	5,065
Total liabilities	56,514

Net Assets	$21,961,798

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with unlimited number of shares authorized)	$22,653,520
Accumulated net investment income	27,466
Accumulated net realized loss on investments and written options contracts	(1,133,153)
Net unrealized appreciation on Investments	413,965
Net Assets	$21,961,798

Maximum Offering Price per Share
Shares of beneficial interest issued and outstanding	2,227,043
Net asset value per share	$9.86
Maximum sales charge (5.75% of offering price)	0.60
Maximum public offering price to public	$10.46

See accompanying Notes to Financial Statements.

Regal Total Return Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $6,646)	$430,207
Interest	5,506
Total investment income	435,713

Expenses:
Advisory fees	209,636
Distribution fees (Note 8)	58,259
Fund administration fees	40,369
Fund accounting fees	38,246
Shareholder servicing fees (Note 7)	31,785
Registration fees	30,067
Transfer agent fees and expenses	28,199
Auditing fees	15,043
Legal fees	14,232
Custody fees	13,795
Chief Compliance Officer fees	12,843
Shareholder reporting fees	12,247
Trustees' fees and expenses	7,781
Offering costs	6,644
Miscellaneous	5,389
Insurance fees	2,506

Total expenses	527,041
Advisory fees waived	(166,110)
Net expenses	360,931
Net investment income	74,782

Realized and Unrealized Gain (Loss) on Investments and Written Options Contracts:
Net realized gain (loss) on:
Investments	(1,156,020)
Written options contracts	156,661
Net realized loss	(999,359)
Net change in unrealized appreciation/depreciation on:
Investments	107,300
Written options contracts	(24,811)
Net change in unrealized appreciation/depreciation	82,489
Net realized and unrealized loss on investments and written options contracts	(916,870)

Net Decrease in Net Assets from Operations	$(842,088)

See accompanying Notes to Financial Statements.

Regal Total Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2016	For the Period May 27, 2014* through March 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$74,782	$34,502
Net realized gain (loss) on investments, securities sold short and written options contracts	(999,359)	153,146
Net change in unrealized appreciation/depreciation on investments and written options contracts	82,489	331,476
Net increase (decrease) in net assets resulting from operations	(842,088)	519,124

Distributions to Shareholders:
From net investment income	(53,097)	(36,345)
From net realized gain	(303,027)	-
Total distributions to shareholders	(356,124)	(36,345)

Capital Transactions:
Net proceeds from shares sold	9,042,099	23,652,611
Reinvestment of distributions	350,684	36,272
Cost of shares redeemed[1]	(8,680,602)	(1,723,833)
Net increase in net assets from capital transactions	712,181	21,965,050

Total increase (decrease) in net assets	(486,031)	22,447,829

Net Assets:
Beginning of period	22,447,829	-
End of period	$21,961,798	$22,447,829

Accumulated net investment income	$27,466	$17,652

Capital Share Transactions:
Shares sold	892,014	2,341,099
Shares reinvested	36,265	3,574
Shares redeemed	(875,608)	(170,301)
Net increase in capital share transactions	52,671	2,174,372

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $2,101 and $778, respectively

See accompanying Notes to Financial Statements.

Regal Total Return Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2016	For the Period May 27, 2014* through March 31, 2015
Net asset value, beginning of period	$10.32	$10.00
Income from Investment Operations:
Net investment income[1]	0.03	0.03
Net realized and unrealized gain (loss)	(0.34)	0.31
Total from investment operations	(0.31)	0.34

Less Distributions:
From net investment income	(0.02)	(0.02)
From net realized gain	(0.13)	-
Total distributions	(0.15)	(0.02)

Redemption fee proceeds[1]	- [2]	- [2]

Net asset value, end of period	$9.86	$10.32

Total return[3]	(2.96)%	3.40%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,962	$22,448

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.26%	3.11%[5]
After fees waived and expenses absorbed	1.55%	1.55%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.39)%	(1.24)%[5]
After fees waived and expenses absorbed	0.32%	0.32%[5]

Portfolio turnover rate	164%	158%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Regal Total Return Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2016

Note 1 – Organization
Regal Total Return Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek positive total return.  The Fund commenced investment operations on May 27, 2014.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Regal Total Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016

Transactions in option contracts written for the year ended March 31, 2016 were as follows:

	Number of Contracts	Premium Amount
Outstanding at March 31, 2015	723	$109,932
Options written	647	78,933
Options acquired via stock split	4	-
Options expired	(1,149)	(156,661)
Options exercised	(225)	(32,204)
Outstanding at March 31, 2016	-	$-

(c) Exchange Traded Funds (“ETFs”)
ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Regal Total Return Fund incurred offering costs of approximately $40,989, which were amortized over a one-year period from May 27, 2014 (commencement of operations).

Regal Total Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Regal Investment Advisors, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.55% of average daily net assets of the Class A shares of the Fund.  This agreement is in effect until August 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended March 31, 2016, the Advisor waived a portion of its advisory fees totaling $166,110.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.  At March 31, 2016, the amount of these potentially recoverable expenses was $331,921.  The Advisor may recapture all or a portion of this amount no later than March 31 of the years stated below:

Regal Total Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016

2018	$165,811
2019	166,110

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended March 31, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At March 31, 2016, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$21,561,750
Gross unrealized appreciation	$1,027,787
Gross unrealized depreciation	(623,561)
Net unrealized appreciation on investments	$404,226

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(2,532)	$(11,871)	$14,403

Regal Total Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016

As of March 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$22,599
Undistributed long-term capital gains	-
Tax accumulated earnings	22,599
Accumulated capital and other losses	(1,118,547)
Net unrealized appreciation on investments	404,226
Total accumulated earnings/(deficit)	$(691,722)

The tax character of the distributions paid during the fiscal years ended March 31, 2016 and March 31, 2015 was as follows:

Distribution paid from:	2016	2015
Ordinary income	$332,127	$36,345
Net long term capital gains	23,997	-
Total distributions paid	$356,124	$36,345

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, the date of enactment of the Act, for an unlimited period.  However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of March 31, 2016, the Fund had accumulated capital loss carryforwards as follows:

	Short-Term	Long-Term
Losses not Subject to Expiration	$(1,001,662)	$(116,885)
	$(1,001,662)	$(116,885)

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the years ended March 31, 2016 and March 31, 2015, the Fund received $2,101 and $778, respectively, in redemption fees.

Note 6- Investment Transactions
For the year ended March 31, 2016, purchases and sales of investments, excluding short-term investments, were $32,918,316 and $32,470,311, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

Regal Total Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016

For the year ended March 31, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Fund’s shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Distributor.

For the year ended March 31, 2016, distribution fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Regal Total Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of March 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks*	$14,300,488	$-	$-	$14,300,488
Exchange-Traded Funds	5,386,472	-	-	5,386,472
Short-Term Investments	2,279,016	-	-	2,279,016
Total Investments	$21,965,976	$-	$-	$21,965,976

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the year ended March 31, 2016.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Operations is presented in the tables below.  The fair values of derivative instruments as of March 31, 2016 by risk category are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts
Equity contracts	$156,661
Total	$156,661

Regal Total Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2016

Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts
Equity contracts	$(24,811)
Total	$(24,811)

The number of contracts is included on the Schedule of Investments.  The quarterly average volumes of derivative instruments as of March 31, 2016 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Written options contracts	Number of contracts	(308)

Note 12 - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Recently Issued Accounting Pronouncements
In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

Note 14 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Regal Total Return Fund and
the Board of Trustees of
Investment Managers Series Trust II

We have audited the accompanying statement of assets and liabilities of the Regal Total Return Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period May 27, 2014 (commencement of operations) through March 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Regal Total Return Fund as of March 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period May 27, 2014 (commencement of operations) through March 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 23, 2016

Regal Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

Qualified Dividend Income
For the period ended March 31, 2016, 100.00% of dividends to be paid from net investment income, including short-term capital gains, (if any) from the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the period ended March 31, 2016, 100.00% of dividends to be paid from net investment income, including short-term capital gains, (if any) from the Fund, is designated as dividends received deduction available to corporate shareholders.

For Federal income tax purposes, the Fund designates long-term capital gain dividends of $23,997 for the year ended March 31, 2016.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 66REGAL (73425). The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	13	None.
Kathleen K. Shkuda[a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008-present). Director, Managed Accounts, Merrill Lynch (2007-2008).	13	None.
Larry D. Tashjian[a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors (2001-present), a family office.	13	General Finance Corporation.
Interested Trustees:
John P. Zader a ‡ (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (2006-June 2014).	13	Investment Managers Series Trust, a registered investment company (includes 77 portfolios).

Regal Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016-present), and President, (2006-2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	13	Investment Managers Series Trust, a registered investment company (includes 77 portfolios).
Officers of the Trust:
Terrance P. Gallagher, [a] (born 1958) Chief Executive Officer and President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Chief Financial Officer, Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006-2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016
Co-Chief Executive Officer (2016 – present), and Vice President (2006-2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (Since October 2015). Managing Director and Senior Counsel (2010-2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since September 2013
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

Regal Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms.Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Regal Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on October 19-20, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Regal Investment Advisors, LLC (the “Investment Advisor”) with respect to the Regal Total Return Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Moderate Allocation fund universe (the “Fund Universe”) for the one-year period ended July 31, 2015; and reports comparing the investment advisory fee and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from the Fund Universe.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the total return of the Fund for the one-year period was above the median return of the Performance Peer Group and the return of the Barclays U.S. Aggregate Bond Index, although it was slightly below the median return of the Fund Universe (by 0.14%) and below the return of the S&P 500 Index (by 5.95%).

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fee and expenses paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was higher than the Expense Peer Group and Fund Universe medians by 0.075% and 0.25%, respectively. The Trustees noted, however, that the Investment Advisor had waived more than half of its advisory fee with respect to the Fund.  The Trustees also noted that the Fund’s advisory fee was lower than the fee charged by the Investment Advisor to other clients to manage separate accounts using the same strategies as the Fund.

Regal Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The meeting materials also indicated that the total annual expenses paid by the Fund (net of fee waivers) were higher than the Peer Group and Fund Universe medians by 0.21% and 0.45%, respectively.  The Board noted, however, that as of July 31, 2015, the Fund had less than $12 million in assets and was significantly smaller than the median asset sizes of funds in the Peer Group and the Fund Universe.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended July 31, 2015, noting that the Investment Advisor had waived over half of its advisory fees, and determined that the profit level was reasonable.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than its receipt of investment advisory fees, including research received from broker-dealers providing execution services to the Fund, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although the advisory agreement did not provide for fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Regal Total Return Fund
EXPENSE EXAMPLE
For the Six Months Ended March 31, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Regal Total Return Fund	10/1/15	3/31/16	10/1/15 – 3/31/16
Actual Performance	$1,000.00	$1043.10	$7.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.25	$7.82

*
Expenses are equal to the Fund’s annualized expense ratio of 1.55% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).  The expense ratio reflects an expense waiver.  Assumes all dividends and distributions were reinvested.

Regal Total Return Fund
a series of Investment Managers Series Trust II

Investment Advisor
Regal Investment Advisors, LLC
2687 44th St SE
Kentwood, Michigan  49512

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Regal Total Return Fund – Class A	RTRTX	46141T 307

Privacy Principles of the Regal Total Return Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Regal Total Return Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (844) 66REGAL (73425) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (844) 66REGAL (73425) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at (844) 66REGAL (73425).  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Regal Total Return Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (844) 66REGAL (73425)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1 (844) 66REGAL (73425).

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/16	FYE 03/31/15
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2016	FYE 03/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 03/31/2016	FYE 03/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 9, 2015.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	6/9/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	6/9/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	6/9/2016